Exhibit 10.1


                                  BIONOVO, INC.

                             SUBSCRIPTION AGREEMENT


      This SUBSCRIPTION AGREEMENT (also referred to herein as the "Agreement") made effective as of _____________, 2007, between Bionovo, Inc., a Delaware corporation (the "Company"), and the undersigned subscriber(s) (the "Subscriber"). All terms not defined herein shall have the meaning ascribed to them in the Company's Confidential Private Offering Placement Term Sheet With Exhibits dated December 4, 2006 as amended by the First Supplement dated January 12, 2007 (collectively, the "Term Sheet").

                                    RECITALS

      A. The Company desires to secure equity financing by issuing up to $__________ in shares of its common stock, par value $0.0001 per share (the "Common Stock"), subject to an over-allotment right of the Company to issue an additional $________ in shares of Common Stock, at a purchase price of $1.50 per share of Common Stock and has engaged Cambria Capital, LLC and Blaylock Capital, LLC (collectively, the "Placement Agents") as its exclusive placement agents in connection therewith;

      B. As described in the Term Sheet, the Company will issue to the Subscriber a Warrant (the "Warrant") to purchase thirty-five (35) shares of Common Stock per every one hundred (100) shares of Common Stock purchased pursuant to this Agreement; and

      C. The Subscriber desires to purchase the number of shares of Common Stock set forth on the signature page hereof.

      NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR COMMON STOCK AND WARRANTS; REPRESENTATIONS AND WARRANTIES BY THE SUBSCRIBER

      1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the number of shares of Common Stock from the Company set forth on the signature page hereof, and the Company agrees to issue the Common Stock and Warrants to the Subscriber, in accordance with the Term Sheet, at a purchase price equal to $1.50 per share of Common Stock. The subscription price is payable by check made payable to the order of "Colonial Stock Transfer Co., Inc., as Escrow Agent for Bionovo, Inc." or by wire transfer of immediately available funds delivered contemporaneously herewith as follows:

                                    Key Bank
                               410 East 400 South
                            Salt Lake City, UT 84111
                               ABA No. 124 000 737
                           Account No. 4405 2027 0198
                   (Colonial Stock Transfer FBO Bionovo, Inc.)

The Common Stock purchased by the Subscriber and the related Warrants will be delivered by the Company promptly following the Termination Date (as hereinafter defined).

      1.2 The Subscriber recognizes that the purchase of the shares of Common Stock and Warrants issued in connection therewith (collectively, the "Securities") involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) he may not be able to liquidate his investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, he could sustain a complete loss of his entire investment.

      1.3 The Subscriber acknowledges that he is (i) a qualified investor, as described herein, to qualify for the purchase of the Securities; (ii) competent to understand and does understand the nature of the investment; and (iii) able to bear the economic risk of this investment.

      1.4 The Subscriber represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

      1.5 The Subscriber acknowledges that he has significant prior investment experience, including investment in non-listed and non-registered securities. The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber's overall commitment to investments which are not readily marketable is not excessive in view of the Subscriber's net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The Subscriber recognizes the highly speculative nature of this investment.

      1.6 The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound.

      1.7 The Subscriber hereby represents that the Subscriber and the Subscriber's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "Advisors") have been furnished by the Company or the Placement Agents during the course of this transaction with the Term Sheet and with all information regarding the Company which the Subscriber and his Advisors have requested or desired to know, subject in all cases to existing confidentiality obligations and applicable law; and that the Subscriber and his Advisors have been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company and the Placement Agents concerning the terms and conditions of the offering, prior to the execution of this Subscription Agreement and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

      1.8 The Subscriber hereby acknowledges that the offering of the Securities has not been filed with or reviewed by the Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. The Subscriber represents that the Securities are being purchased for his own account, for investment and not for distribution or resale to others except pursuant to the Registration Rights Agreement (defined in Section 4.2 below). The Subscriber agrees that he will not sell, transfer or otherwise dispose of any of the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

      1.9 The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold the Securities for a short period, for a deferred sale, for a market rise, assuming that a market develops and is maintained, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale, transfer or disposition as a deferred sale to which the exemption is not available.

      1.10 The Subscriber consents that the Company may, if it desires, permit the transfer of the shares of Common Stock or Warrants by the Subscriber out of his name only when his request for transfer (except for transfers pursuant to the Registration Rights Agreement) is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed sale, transfer or disposition does not result in a violation of the Securities Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company, the Placement Agents and any of their respective directors, executive officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or disposition of the Securities by the undersigned Subscriber in violation of any Securities Laws or any misrepresentation herein.

      1.11 The Subscriber consents to the placement of a legend on the certificates evidencing the shares of Common Stock and the instruments evidencing the Warrants stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on the sale, transfer or disposition thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the sale, transfer or disposition of the shares of Common Stock and the Warrants.

      1.12 The Subscriber acknowledges and agrees that the Company is relying on the Subscriber's representations contained in this Agreement in determining whether to accept this subscription. The Subscriber hereby gives the Company authority to call his bank or place of employment or otherwise review the financial standing of the Subscriber and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

      1.13 The Subscriber represents and warrants that all representations made by the Subscriber hereunder are true and correct in all material respects as of the date of execution hereof, and the Subscriber covenants that until the closing on the Securities subscribed for he shall inform the Company and the Placement Agents immediately of any changes in any of the representations provided by the Subscriber hereunder.

      1.14 The Subscriber is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

      1.15 The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agents or as otherwise described in the Term Sheet).

      1.16 The Subscriber has adequate means of providing for such Subscriber's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Securities for an indefinite period of time.

      1.17 The Subscriber is aware that an investment in the Common Stock and Warrants involves a number of very significant risks and has carefully read and considered the matters set forth in the Term Sheet and in particular the matters under the caption "Risk Factors" therein.

      1.18 The Subscriber acknowledges that any estimates or forward-looking statements included in the Term Sheet were prepared by the Company in good faith, but that the attainment of any such estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

      1.19 No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Term Sheet.

      1.20 Within five (5) days after receipt of a request from the Company or either of the Placement Agents, the Subscriber shall provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or either of the Placement Agents are subject.

      1.21 The Subscriber's substantive relationship with the Placement Agents or subagents through which the Subscriber is subscribing for Securities predates such Placement Agents' or such subagents' contact with the Subscriber regarding an investment in the Common Stock and Warrants.

      1.22 (For ERISA plans only) The fiduciary of the ERISA plan (the "Plan") represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

II.   REPRESENTATIONS AND WARRANTIES BY THE COMPANY

      The Company represents and warrants to the Subscriber as follows:

      2.1 The Company is a corporation duly organized, existing and in good standing under the laws of the state of its incorporation and has the corporate power to conduct its business.

      2.2 The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

      2.3 The shares of Common Stock have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable. The Company has duly and validly reserved, out of its authorized and unissued Common Stock, for issuance upon exercise of the Warrants a number of shares sufficient for such purposes.

III.  TERMS OF OFFERING

      3.1 The subscription period will begin as of December 4, 2006 and will terminate on the 60th day thereafter, unless extended by the Company and the Placement Agents for a period of up to an additional 10 days or earlier terminated by the Company (the "Termination Date").

      3.2 The Subscriber hereby agrees to purchase the number of shares of Common Stock from the Company set forth upon the signature page hereof payable to the escrow agent, Colonial Stock Transfer Co., Inc., by check in the amount thereof made payable to "Colonial Stock Transfer Co., Inc., as Escrow Agent for Bionovo, Inc." or by wire transfer of immediately available funds as set forth in Section 1.1. If (i) Subscriber's subscription is rejected in whole, or (ii) the offering is terminated, all funds received from the Subscriber will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If Subscriber's subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

      3.3 The Company has retained the Placement Agents to coordinate the offering as the Company's exclusive placement agents and financial advisors. See the Term Sheet for a description of the compensation payable to the Placement Agents and other terms of the offering.

IV.   CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

      The Company's right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (the "Closing Date") (any or all of which may be waived by the Subscriber in his sole discretion):

      4.1 On the Closing Date, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

      4.2 The Company shall have executed and delivered a counterpart signature page to the Registration Rights Agreement executed by Subscriber in connection with the within subscription ("Registration Rights Agreement").

      4.3 The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

V.    NOTICES TO SUBSCRIBERS

      5.1 THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      5.2 THE COMMON STOCK AND WARRANTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

VI.   MISCELLANEOUS

      6.1 All notices that are required or may be given pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this section): to the Company, Bionovo, Inc. 5858 Horton Street, Suite 375, Emeryville, CA 94608,
Attention: Isaac Cohen, telephone number (510) 601-2000; and to the Subscriber at his address indicated on the last page of this Agreement. Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or, if mailed, when actually received.

      6.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

      6.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of California, without reference to its rules and principles governing conflicts of laws. Any suit, action or proceeding arising out of or relating to this Agreement shall be brought in the state or Federal courts located in the Sate of California. Each party irrevocably agrees not to assert (a) any objection that it may ever have to the laying of venue of any such suit, action or proceeding in any Federal or state court located in the Commonwealth of Virginia and (b) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each party waives any right to a trial by jury, to the extent lawful.

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

      6.5 This Agreement may be executed in counterparts. Any manual signature upon this Agreement that is faxed, scanned or photocopied shall for all purposes have the same validity effect and admissibility in evidence as an original signature and the parties hereby waive any objection to the contrary. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Common Stock and Warrants as herein provided.

      6.6 The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa as the context may require.

                               [Signatures follow]

                            SUBSCRIBER SIGNATURE PAGE

      IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the day and year first written above.

      Number of Shares of Common
      Stock:
                                        ---------------------------

      Total Purchase Price
      ($1.50 x number of Shares):
                                        ---------------------------

If a legal entity:

Entity Name:                                        Tax ID No:
            ------------------------------------              ------------------
By (signature):
               -----------------------------
Name (print):
             ----------------------------------------
Title:
      -----------------------------------------------

If an individual:

                                        Social Security No:
------------------------------------                       ---------------------
Subscriber's Signature


---------------------------------
Printed Name of Subscriber

                                        Social Security No:
------------------------------------                       ---------------------
Co-Subscriber's Signature, if any


---------------------------------
Printed Name of Co-Subscriber

If more than one individual is purchasing, please check the applicable box:

      |_|   Joint tenants, with right of survivorship
      |_|   Tenants by the entirety
      |_|   Tenants in common
      |_|   Community property


Mailing Address of Subscriber(s) (please print or type):

Street Address:
               -----------------------------
City, State, Zip Code:
                      ----------------------
Telephone Number:
                 ---------------------------
Facsimile Number:
                 ---------------------------

      IN WITNESS WHEREOF, the Company has accepted and executed this Subscription Agreement of the below-named Subscriber effective as of the day and year first written above with respect to the number of shares of Common Stock set forth below.


                                        BIONOVO, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        Date of Execution: _______________, 2007


Name(s) of Subscriber:


------------------------------------

------------------------------------


Number of Shares of Common Stock:


--------------------------